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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 30, 1998

IMPAC SECURED ASSETS CORP. (as depositor under an Amended and Restated Trust Agreement, dated as of March 31, 1998, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Collateralized Asset-Backed Notes, Series 1998-1)


                           IMPAC SECURED ASSETS CORP.
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             (Exact name of registrant as specified in its charter)

California                          333-40125               33-0705301
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(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)         Identification No.)


 20371 Irvine Avenue
 Santa Ana Heights, California                                92707
 -----------------------------                                -----
 (Address of Principal                                        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (714) 556-0122



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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                   Item 601(a) of
                   Regulation S-K
Exhibit No.        Exhibit No.                      Description
-----------        -----------                      -----------

1                      23                           Consent of Wolf & Richards,
                                                    A Law Corporation, special
                                                    counsel to Impac Companies
                                                    with respect to the Impac
                                                    Secured Assets CMN Trust
                                                    Series 1998-1,
                                                    Collateralized Asset-Backed
                                                    Notes, Series 1998-1.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         IMPAC SECURED ASSETS CORP.


                                         By: /s/ Richard J. Johnson
                                             -------------------------------
                                         Name:   Richard J. Johnson
                                         Title:  Chief Financial Officer


Dated: March 30, 1998

                                  EXHIBIT INDEX


            Item 601(a) of                                  Sequentially
Exhibit     Regulation S-K                                  Numbered
Number      Exhibit No.            Description              Page
------      -----------            -----------              ----

1              23                  Consent of Counsel